Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURUSANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Radio One, Inc. (the “Company”) for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alfred C. Liggins, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alfred C. Liggins, III

Alfred C. Liggins, III

Chief Executive Officer

Radio One, Inc.

May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Radio One, Inc. and will be retained by Radio One, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.